EXHIBIT 32

SECTION 1350 CERTIFICATION

In connection with the Annual Report of Ambient Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2006 (the "Report") filed with the Securities and Exchange Commission, I, John J. Joyce, Chief Executive Officer and principal financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 28, 2007

/S/ JOHN J. JOYCE
JOHN J. JOYCE
PRESIDENT AND CHIEF EXECUTIVE OFFICER
(PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
FINANCIAL OFFICER)